UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 2, 2020

VIRTUSA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33625	04-3512883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 Turnpike Rd Southborough, Massachusetts	01772
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (508) 389-7300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VRTU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 2, 2020, Virtusa Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). As of August 4, 2020, the record date for the Annual Meeting, 33,246,972 shares of the Company’s common stock were outstanding and entitled to vote (including 3,000,000 shares of common stock issuable upon conversion of the 108,000 shares of Series A Convertible Preferred Stock, $0.01 par value per share (the “Series A Preferred Stock”), issued and outstanding), of which 30,398,132 shares, or 91.43%, were represented by proxy at the Annual Meeting, constituting a quorum.

The final results of voting, certified by First Coast Results, Inc., for each matter submitted to a vote of the stockholders at the Annual Meeting are set forth below.

Proposal 1: Election of Directors

(a) The Company’s stockholders elected Al-Noor Ramji and Joseph G. Doody as Class I directors, each to serve for a three-year term or until a successor is duly elected or qualified or until such director’s earlier death, resignation or removal. The results of such vote were as follows:

Name	Votes For	Votes Withheld
Al-Noor Ramji	9,586,253	31,225
Joseph G. Doody	9,588,831	28,647

(b) The holders of Series A Preferred Stock elected the following Series A director to serve until a successor is duly elected or qualified or until such Series A director’s right to hold such office terminates. The results of such vote were as follows:

Director Name	Votes For	Votes Withheld
Vikram S. Pandit	3,000,000*	--

*	Represents all of the Series A Preferred Stock held by the sole holder of the Series A Preferred Stock, voted on an as-converted to common stock basis.

Proposal 2: Ratification of Appointment of Independent Registered Public Accountants

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,186,135	148,643	63,354	--

Proposal 3: Advisory Approval Vote on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,151,096	8,816,914	230,439	199,683

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2020	Virtusa Corporation

	By:	/s/ Ranjan Kalia
	Name:	Ranjan Kalia
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)